Exhibit 99.2

April 17, 2025 Creating a new Global Payments Pure play commerce solutions provider

Forward-looking statements This presentation may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of and assumptions made by our management, involve risks, uncertainties and assumptions that could significantly affect the financial condition, results of operations, business plans and the future performance of Global Payments, including Worldpay following the transaction. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee that our plans and expectations will be achieved. Examples of forward-looking statements include, but are not limited to, statements we make regarding future financial and operating results, management’s expectations regarding future plans, objectives and goals; market and growth opportunities; statements regarding the strategic rationale and anticipated benefits of the transaction; and other statements regarding our future financial performance and Global Payments’ plans, objectives, expectations and intentions. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “intends,” “expects,” “could,” “should,” “will,” “would,” or words of similar meaning. Although we believe that the plans and expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our plans and expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in Global Payments’ reports filed with the SEC and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or more of the parties to terminate the transaction agreements; the outcome of any legal proceedings that may be instituted against Worldpay, Global Payments, or its directors; the ability to obtain regulatory approvals and meet other closing conditions to the transaction on a timely basis or at all, including the risk that regulatory approvals required for the transaction are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect Global Payments following the transaction or the expected benefits of the transaction; risks related to the financing in connection with the transaction; difficulties and delays in integrating the Worldpay business into that of Global Payments, including with respect to implementing controls to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units; failing to fully realize anticipated cost savings and other anticipated benefits of the transaction when expected or at all; business disruptions from the proposed transaction that will harm Global Payments’ or Worldpay’s businesses, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, including as it relates to Global Payments’ or Worldpay’s ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of Global Payments or Worldpay to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of Global Payments following the transaction, including the dilution caused by Global Payments’ issuance of additional shares of its common stock in connection with the transaction; the continued availability of capital and financing following the transaction; the effects of global economic, political, market, health and social events or other conditions; the imposition of tariffs and other trade policies and the resulting impacts on market volatility and global trade; macroeconomic pressures and general uncertainty regarding the overall future economic environment; foreign currency exchange, inflation and rising interest rate risks; the effect of a security breach or operational failure on our business; the ability to maintain Visa and Mastercard registration and financial institution sponsorship; the continued availability of capital and financing; increased competition in the markets in which we operate and our ability to increase our market share in existing markets and expand into new markets; our ability to safeguard our data; risks associated with our indebtedness; the potential effect of climate change including natural disasters; the effects of new or changes in current laws, regulations, credit card association rules or other industry standards on us or our partners and customers, including privacy and cybersecurity laws and regulations; and other events beyond our control, and other factors included in the “Risk Factors” section in our most recent Annual Report on Form 10-K and in other documents that we file with the SEC, which are available at https://www.sec.gov. These cautionary statements qualify all of our forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. While we may elect to update or revise forward-looking statements at some time in the future, we specifically disclaim any obligation to publicly release the results of any revisions to our forward-looking statements, except as required by law. As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Non-GAAP Measures: This presentation will reference certain non-GAAP financial information. For a description of non-GAAP measures presented in this document, please visit the Investor Relations section of Global Payments' website at www.globalpayments.com 2

Global Payments Merchant Solutions

Today [1]	Tomorrow [2]
Adjusted Net Revenue ~$7B	**Adjusted Net Revenue** ~$12.5B
Adjusted EBITDA / % margin ~$4B / 52%	**Adjusted EBITDA / % margin** ~$6.5B[3] / 51%[3]
Transaction volume ~$1T	**Transaction volume** ~$4T

[1] Metrics are based on Merchant Solutions for 2025E; [2] Pro forma for transaction; [3] Includes run-rate expense synergies of $600M

3

Positioning Global Payments for the future Acquiring Divesting Issuer Solutions Creates a leading global pure play commerce solutions provider across the merchant spectrum Expands ecommerce, enterprise, and integrated & embedded capabilities to serve broader customer and partner base Simplification of business model allows for sharpened strategic focus Opportunity for strategic commercial partnership with FIS SIGNIFICANT REVENUE ENHANCEMENT AND COST SYNERGY OPPORTUNITIES 4

Transaction rationale Compelling synergies • Significant revenue enhancement opportunities • Cost synergies leveraging best-in-class technology and product, shared services and scale Value creation • Exceptional financial profile and cash flow generation • Transaction expected to be accretive in year 1 and mid-to-high single digit accretive thereafter Leading pure play in commerce solutions • Simplifies Global Payments as a pure play commerce solutions provider • Enhances capabilities to serve merchants of all sizes, from SMB to enterprise • Accelerates growth and creates a more diverse and resilient business Enhances products and capabilities • Increased exposure to higher growth ecommerce and digital native clients • Complementary integrated & embedded solutions for platform and software partners • Expansive commerce enablement suite for SMBs Global presence and distribution at scale • Expands global presence and scale • Enhances and further diversifies distribution channels • Establishes commercial relationship with FIS to bring broad suite of capabilities to financial institutions 5

● Transactions: ○ Divestiture of Issuer Solutions to FIS for cash and FIS’ stake in Worldpay ○ Acquisition of the remaining stake in Worldpay from GTCR for cash and stock in Global Payments (GTCR shares issued at $97.00 per share, translating into ~15% ownership) ● Issuer Solutions valued at $13.5B and Worldpay at a net of $22.7B ($24.25B including a $1.55B tax asset), subject to customary adjustments ● Divestiture of Issuer Solutions represents ~12.3x 2025E Adjusted EBITDA; net purchase price for Worldpay translates to ~8.5x 2025E Adjusted EBITDA including synergies ● Net increase of Global Payments’ EBITDA by ~$1.6B(1) in exchange for ~$10.75B in net consideration, representing ~6.5x 2025E Adjusted EBITDA, including synergies ● Significant scale at close with pro forma adjusted net revenue and adjusted EBITDA of approximately $12.5B and $6.5B(1), respectively ● Transaction is expected to be Adjusted EPS accretive in year 1 and mid-to-high single digit thereafter ● Pro forma net leverage of 3.5x(2) at close; expected to return to targeted net leverage of 3.0x within 18 to 24 months of close; expected to retain investment grade rating ● Realize run-rate expense synergies of at least $600M and significant revenue synergies of at least $200M ● Transaction anticipated to close in the first half of 2026, subject to receipt of required regulatory approvals and satisfaction of other customary closing conditions Transaction structure Transaction Structure Timing Financial Benefit Note: Financials are based on 2025E; 6 (1) Includes $600M of run-rate expense synergies; (2) Leverageable EBITDA includes $300M of expense synergies

Merchant Solutions Creates a leading global commerce solutions provider at scale serving merchants of all sizes Bolsters exposure to ecommerce and enterprise with feature rich platform 7 Expands global presence and distribution for leading SMB solutions Highly complementary integrated & embedded solutions for software and platform partners Exceptional financial profile and cash flow generation

Worldpay overview

Global provider of payments technology with leading digital native capabilities

Deep relationships and expertise across ecommerce and enterprise client base

Exposure to high growth verticals and geographies at scale

Strong network of distribution partners including Large FIs, FinTechs, and ISOs

Transactions Annually
55B

Merchants
1.4M+

Payments Transaction Volume
$2.5T

Enterprise Clients
500K+


Business
line mix

~50% ecommerce & Enterprise

~25% SMB

~25% Integrated Payments

Note: All metrics are based on 2024A

8

Diversified ecommerce solutions at scale Strategic Advantages Increased Exposure to Attractive Verticals 9 ● Premier modern platform with extensive international reach and comprehensive local presence ● Strong partnerships with differentiated and broad sub-vertical specialization ● Expertise in navigating complex needs of sophisticated enterprise customers ● Empowering clients to scale across global markets and products ● Digital, Media, & Education ● Government, Utilities, & Telco ● Grocery ● Financial Services ● Retail and Manufacturing ● Services ● Hospitality ● Travel and Leisure

Complementary solutions serving full spectrum of merchants

	globalpayments Merchant Solutions	worldpay
Full Merchant Spectrum	• Leading software and commerce enablement solutions for 5M+ SMB locations	• Premier provider of digital native solutions for 500K+ enterprise merchants
Ecommerce / Omnichannel	• Feature rich Genius POS offering • Global physical footprint with local sales, service and products	• Best-in-class card not present solutions • Exposure to fast growth verticals and geographies
Integrated and embedded	• Leading referral and ProFac models • Diverse exposure across 100+ verticals • Extensive embedded payments capabilities	• Differentiated registered payment facilitation offering • Innovative managed PayFac solution, Payrix • Supporting a broad spectrum of software-led payments
Global Distribution	• 3,800 direct global sales professionals • 1.8K+ FI partners and 7K+ software and platform partners • Strong SMB bank partnerships • Unique joint ventures in attractive geographies	• Leading global ecommerce reach and go-to-market • Significant FI partnerships with 6K branches • Broad indirect and channel based distribution globalpayments Merchant Solutions + worldpay

- Delivering innovative solutions for 6M+ merchant customers of all sizes
- Enabling omnichannel commerce across most attractive verticals and geographies
- Creating a holistic integrated and embedded solution for software and platform partners
- Amplifying customer access through differentiated global distribution network

10

Pure play merchant solutions business at scale Transactions annually ~94B Transaction Volume ~$4T Merchants 6M+ Countries 175+ 2025E Revenue ~$12.5B 2025E EBITDA ~$6.5B(1) Pro forma Geographic Mix* 18% Americas EMEA 78% Note: All metrics are pro forma for Global Payments Merchant Solutions and Worldpay *Based on 2024A revenue; (1) Includes $600M of run-rate cost synergies Asia Pacific 4% 11

Technology Operations Synergy Sources Expense synergy opportunity Corporate Key Assumptions 12 ● Approximately $600M annualized run-rate expense synergies ● Fully integrating into Global Payments’ new operating model ● Majority of synergies driven by significant common expense areas ● Allows for combining best-in-class technology platforms and product suites ● Increasing economies of scale and driving greater operational efficiencies ● Quick time to realization due to ability to take out existing TSA structure with FIS ● Expect full synergy benefits to be realized by year 3

Revenue synergy opportunity 13 Capitalizing on combined strengths enhances revenue by at least $200M Brings extensive ecommerce capabilities to Global Payments’ SMB footprint Expands integrated & embedded solutions for platform and software partners Enhances distribution and provides attractive installed base for Global Payments’ leading SMB solutions, including Genius Amplifies scale and processing capabilities globally, increasing value for customers Merchant Solutions

Disciplined capital allocation strategy Committed to investment grade credit ratings 90%+ adjusted free cash flow conversion ~$7B of capital returns to shareholders from 2025 to 2027 14 Maintain steady dividend Target net leverage of 3x within 18 to 24 months Significant capacity to invest in innovation Merchant Solutions

Strengthened financial profile Global leader in commerce solutions Significant cash flow generation 15 The New Global Payments Substantial value creation • Significant scale with $3.7T1 global transaction volume • Diversification across the full merchant spectrum from SMBs to Enterprise • Comprehensive portfolio of ecommerce and integrated & embedded solutions • Positioned to capture share in attractive growth geographies and verticals (1) Represents pro forma 2024A volume for Global Payments Merchant Solutions and Worldpay